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Scudder Cash Reserve Prime Shares

Classes A, B and C

Annual Report

March 31, 2003

Table of Contents

Portfolio Management Review <Click Here>

Cash Reserve Prime Shares

Investment Portfolio <Click Here>

Statement of Assets and Liabilities <Click Here>

Statement of Operations <Click Here>

Statement of Changes in Net Assets <Click Here>

Financial Highlights <Click Here>

Notes to Financial Statements <Click Here>

Report of Independent Accountants <Click Here>

Tax Information <Click Here>

Shareholder Meeting Results <Click Here>

Fund Directors <Click Here>

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

This report must be preceded or accompanied by a prospectus.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, New York-based Portfolio Managers Darlene M. Rasel and Jan Buenner discuss the fund's strategy and the market environment during the 12-month period ended March 31, 2003.

Q: How did the fund perform?

A: Scudder Cash Reserve Prime Class A Shares had a 7-day compound yield on March 31, 2003 of 0.70%, compared with 0.57% for its benchmark, the iMoneyNet First Tier Retail Money Funds Average.

We continued to manage the fund conservatively, maintaining high portfolio quality, adjusting weighted average maturity in response to market conditions and strictly limiting exposure to any particular issuer. As evidence of our insistence on these high investment standards, the fund maintained a AAAm rating, as measured by Standard & Poor's (S&P). This rating is the highest that S&P awards to money market funds. Of course, ratings are subject to change and do not remove market risk.

Q: Will you provide us with specific examples of your investment strategies?

A: Our strategy continued to be concentrated on investing in high-quality issues. As of March 31, 2003, 51% of the fund was invested in securities rated A1+/P1 and 24% in securities rated A1/P1 by S&P and Moody's. The balance of the fund was primarily invested in federal agency securities with long-term AAA ratings and in AAA-rated money market funds, as rated by S&P and Moody's.

For much of the period, we maintained a "barbell strategy," whereby we purchased longer-dated securities to take advantage of a steep yield curve and offset this with short-term paper for liquidity purposes. This strategy worked for a good part of the annual period. When the yield curve flattened toward the end of the third calendar quarter and then again in March, we temporarily adjusted the strategy by focusing purchases at the intermediate portion of the money market yield curve. We added callable federal agency securities throughout the fiscal year. These securities offered an attractive yield pickup over fixed-rate debt and, since issued by US government agencies, enhanced the series' average credit quality as well.

We maintained a weighted average maturity of 50 to 55 days for most of the annual period. As of March 31, 2003, 37.7% of the fund was invested in commercial paper, 22.5% in repurchase agreements, 14.8% in floating rate notes, 10.5% in certificates of deposit and bank notes, and 14.5% in US government agency obligations and money market funds.

Q: The Federal Reserve Board made only one cut in interest rates during the annual period, following its aggressive easing in 2001. What dominated money market activity instead?

A: Federal Reserve Board policy still had a major impact on the backdrop to money market activity. In August 2002, the Federal Reserve Board changed its risk assessment of the economy from neutral back to one "weighted mainly toward conditions that may generate economic weakness." Then, following a weak employment report as well as other unfavorable economic reports, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6, 2002. This surprisingly aggressive move gave investors some relief that support was in the pipeline for an economy in what Fed chairman Alan Greenspan called a "soft spot."

Current 7-Day Compound Yield	(as of 3/31/03)

Scudder Cash Reserve Prime Class A Shares[1] iMoneyNet First Tier Retail Money Funds Average[2]	0.70% 0.57%

1 Past performance is not indicative of future results. Yields will fluctuate. "Current Yield" is computed pursuant to a SEC standardized formula and represents the income generated by an investment in the Fund over a seven day period. This income is then annualized.
2 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Leaving interest rates unchanged in 2003 to date, the Federal Reserve Board stated in March that it would not currently take a stance on monetary policy given "the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision making." Money market yields continued to fall.

The US economy also continued to influence the money markets. During the annual period, the US economy grew slightly on the back of strong consumer demand for houses, housing-related items and automobiles. Still, the ongoing threat of war, volatility in the stock market, rising oil prices and relatively soft employment numbers all weighed on consumer confidence, which slumped in October to its lowest level since 1993. Business spending showed no convincing signs of a pickup, until November. Then, the Republicans' win of the House and Senate increased prospects for fiscal stimulus to help boost the struggling economy. In December, the Bush administration shook up its economic team. As 2003 began, investors demonstrated enthusiasm for President Bush's new economic growth initiative. However, as concerns about the war with Iraq heightened and company managements reported a subdued outlook for first-quarter corporate earnings, the US equity market stumbled again. Gross domestic product growth managed to chug along at a positive rate, but geopolitical uncertainties kept volatility high. In this environment, there was a flight to quality into short-term US Treasuries.

Q: Do you anticipate any change in your management strategies for the fund?

A: We will continue to concentrate the portfolio in very high-quality credits and maintain our conservative investment strategies and standards for the foreseeable future. We continue to believe in the conservative approach that we apply to investing on behalf of the fund and will continue to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of March 31, 2003

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 10.5%
Abbey National Treasury Services PLC, 2.09%, 7/1/2003	30,000,000	29,992,512
Canadian Imperial Bank of Commerce, 1.25%, 3/10/2004	50,000,000	49,996,462
Credit Lyonnais SA, 1.27%, 5/12/2003	33,000,000	32,999,605
Dresdner Bank AG, 1.26%, 4/7/2003	50,000,000	50,000,000
HSBC USA, 2.05%, 7/15/2003	30,000,000	30,000,000
Landesbank Hessen-Thuringen Girozentrale, 2.06%, 7/23/2003	30,000,000	30,004,531
Landesbank Hessen-Thuringen Girozentrale, 2.02%, 7/23/2003	40,000,000	40,000,000
Landesbank Hessen-Thuringen Girozentrale, 1.4%, 1/29/2004	50,000,000	50,000,000
Unicredito Italiano SPA, 1.31%, 4/14/2003	50,000,000	50,000,000
Total Certificates of Deposit and Bank Notes (Cost $362,993,110)		362,993,110

Commercial Paper 37.7%
Asset Portfolio Funding Corp., 1.3%**, 4/3/2003	31,000,000	30,997,761
Bear Stearns Bank PLC, 1.28%**, 4/14/2003	26,000,000	25,987,982
Coca Cola Enterprises, Inc., 1.25%**, 4/14/2003	35,000,000	34,984,201
DEPFA Bank Europe PLC, 1.265%**, 5/12/2003	40,000,000	39,942,372
Diageo Capital PLC, 1.235%**, 4/23/2003	50,000,000	49,962,264
Falcon Asset Securitization, LLC, 1.39%**, 4/1/2003	12,940,000	12,940,000
GE Financial Assurance Holdings, Inc., 1.27%**, 4/24/2003	50,000,000	49,959,431
Goldman Sachs Group, Inc., 1.27%**, 9/4/2003	24,500,000	24,365,168
Goldman Sachs Group, Inc., 1.29%, 9/26/2003	75,000,000	75,000,000
Goldman Sachs Group, Inc., 1.39%, 5/8/2003	50,000,000	50,000,000
Hamburgische Landesbank Girozentrale, 1.32%**, 2/27/2004	40,000,000	39,513,067
K2 (USA) LLC, 1.4%**, 6/5/2003	43,300,000	43,190,547
Lake Constance Funding, 1.27%**, 5/9/2003	20,000,000	19,973,189
MetLife Funding, 1.24%**, 4/23/2003	40,316,000	40,285,449
Morgan Stanley Dean Witter & Co., 1.3%**, 4/9/2003	40,000,000	39,988,444
Morgan Stanley Dean Witter & Co., 1.3%**, 5/9/2003	50,000,000	49,931,389
Natexis Banque Populaire, 1.265%**, 5/12/2003	30,000,000	29,956,779
Pfizer, Inc., 1.25%**, 4/22/2003	50,000,000	49,963,542
Procter & Gamble Co., 1.63%**, 5/5/2003	15,000,000	14,976,908
Prudential PLC, 1.25%**, 4/28/2003	20,000,000	19,981,250
Prudential PLC, 1.35%**, 4/11/2003	51,000,000	50,980,875
RWE AG, 1.3%**, 4/14/2003	50,000,000	49,976,528
Scaldis Capital LLC, 1.29%**, 4/23/2003	50,000,000	49,960,583
Sheffield Receivables Corp., 1.25%**, 4/17/2003	50,000,000	49,972,222
Sheffield Receivables Corp., 1.26%**, 4/25/2003	40,000,000	39,966,400
Sheffield Receivables Corp., 1.27%**, 4/4/2003	25,000,000	24,997,354
Shell Finance (U.K.) PLC, 1.66%**, 6/10/2003	35,000,000	34,887,028
Swedish National Housing Finance Corp., 1.38%**, 5/19/2003	62,000,000	61,885,920
Transamerica Finance Corp., 1.27%**, 4/15/2003	50,000,000	49,975,306
Verizon Global Funding Group, 1.22%**, 5/29/2003	50,000,000	49,901,722
Verizon Global Funding Group, 1.25%**, 6/25/2003	40,000,000	39,881,944
Verizon Global Funding Group, 1.26%**, 5/6/2003	30,000,000	29,963,250
Verizon Global Funding Group, 1.26%**, 6/27/2003	25,000,000	24,923,878
Total Commercial Paper (Cost $1,299,172,753)		1,299,172,753

Floating Rate Notes 14.8%
American Honda Finance Corp., 1.334%*, 4/22/2003	30,000,000	30,000,000
American Honda Finance Corp., 1.35%*, 7/11/2003	40,000,000	40,000,000
Bayerische Landesbank Girozentrale, 1.244%*, 5/20/2003	23,000,000	22,999,540
General Electric Capital Assurance Co., 1.419%*, 9/3/2003	45,000,000	45,000,000
Merrill Lynch & Co., Inc., 1.251%*, 4/16/2003	25,000,000	24,999,898
Morgan Stanley Dean Witter & Co., 1.48%*, 5/22/2003	25,000,000	25,000,000
Morgan Stanley Dean Witter & Co., 1.48%*, 6/4/2003	65,000,000	65,000,000
New York Life, 1.36%*, 9/22/2003	40,000,000	40,000,000
Salomon Smith Barney Holdings, Inc., 1.3%*, 4/28/2003	50,000,000	50,000,000
Salomon Smith Barney Holdings, Inc., 1.491%*, 6/23/2003	38,000,000	38,019,130
Toronto Dominion Bank, 1.266%*, 4/23/2003	30,000,000	30,000,000
Toyota Motor Credit Corp., 1.359%*, 5/7/2003	47,000,000	47,003,131
Travelers Insurance Co., 1.411%*, 1/27/2004	50,000,000	50,000,000
Total Floating Rate Notes (Cost $508,021,699)		508,021,699

	Shares	Value ($)

Money Market Funds 9.8%
AIM Liquid Assets Portfolio, 1.31%	151,718,000	151,718,000
Federated Prime Cash Obligation Fund, 1.24%	105,000,000	105,000,000
Federated Prime Obligation Fund, 1.27%	80,000,000	80,000,000
Total Money Market Funds (Cost $336,718,000)		336,718,000

	Principal Amount ($)	Value ($)

US Government Agency Obligations 4.7%
Federal Home Loan Bank, 1.76%, 11/7/2003	15,000,000	15,000,000
Federal Home Loan Bank, 1.6%, 12/22/2003	30,000,000	30,000,000
Federal Home Loan Bank, 1.43%, 3/30/2004	22,000,000	22,000,000
Federal Home Loan Bank, 1.3%, 4/12/2004	15,000,000	15,000,000
Federal National Mortgage Association, 5.75%, 4/15/2003	10,000,000	10,012,517
Federal National Mortgage Association, 1.5%, 1/14/2004	29,250,000	29,240,843
Federal National Mortgage Association, 1.4%, 4/19/2004	40,000,000	40,000,000
Total US Government Agency Obligations (Cost $161,253,360)		161,253,360

Repurchase Agreements*** 22.5%
Tri Party Repurchase Agreement with BNP Paribas, 1.36%, dated 3/31/2003, principal and interest in the amount of $376,948,389, due 4/1/2003	376,934,344	376,934,344
Tri Party Repurchase Agreement with UBS Warburg LLC, 1.36%, dated 3/31/2003, principal and interest in the amount of $400,014,904, due 4/1/2003	400,000,000	400,000,000
Total Repurchase Agreements (Cost $776,934,344)		776,934,344
Total Investment Portfolio - 100.0% (Cost $3,445,093,266) (a)		3,445,093,266

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2003.
** Annualized yield at the time of purchase; not a coupon rate.
***Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Cost for federal income tax purpose was $3,445,093,266.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003
Assets	Prime Series
Investments, at amortized cost	$ 2,668,158,922
Repurchase agreements, at value	776,934,344
Cash	76,954
Interest receivable	4,374,449
Other assets	119,795
Total assets	3,449,664,464
Liabilities
Payable for funds shares redeemed	25,789
Accrued management fee	802,376
Accrued distribution fees	631,196
Accrued shareholder servicing fees	176,067
Accrued custodian and accounting fees	190,317
Accrued transfer agent fees	942,189
Other accrued expenses and payables	353,564
Total liabilities	3,121,498
Net assets	$ 3,446,542,966
Composition of Net Assets
Undistributed (distributions in excess of) net investment income	(198,790)
Accumulated net realized gain (loss)	(19,631)
Paid-in capital	3,446,761,387
Net assets	$ 3,446,542,966

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (continued)
Net Asset Value	Prime Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Deutsche Bank Alex. Brown Cash Reserve Prime Shares Net assets	$ 2,879,253,146
Shares outstanding	2,879,091,927
Net Asset Value per share	$ 1.00
Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares Net assets	$ 544,145,627
Shares outstanding	544,135,346
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class A Shares Net assets	$ 8,802,053
Shares outstanding	8,801,864
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class B Shares Net assets	$ 10,896,939
Shares outstanding	10,893,684
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class C Shares Net assets	$ 375,131
Shares outstanding	375,232
Net Asset Value per share	$ 1.00
Quality Cash Reserve Prime Shares Net assets	$ 3,070,070
Shares outstanding	3,065,528
Net Asset Value per share	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2003
Investment Income	Prime Series
Interest	$ 69,532,728
Dividends	5,548,542
Total Income	75,081,270
Expenses:
Management fee	10,809,647
Distribution fees:
Deutsche Bank Alex. Brown Cash Reserve Prime Shares	8,684,638
Scudder Cash Reserve Prime Class A Shares	36,040
Scudder Cash Reserve Prime Class B Shares	97,346
Scudder Cash Reserve Prime Class C Shares	4,051
Quality Cash Reserve Prime Shares	130,536
Shareholder servicing fees:
Deutsche Bank Alex. Brown Cash Reserve Prime Shares	2,420,265
Scudder Cash Reserve Prime Class B Shares	32,448
Scudder Cash Reserve Prime Class C Shares	1,358
Transfer agent fees	3,561,311
Custodian and accounting fees	652,060
Auditing	29,231
Legal	39,549
Directors' fees and expenses	157,360
Reports to shareholders	210,486
Registration fees	180,380
Other	150,681
Total expenses	27,197,387
Less: fee waivers and/or expense reimbursements	(1,574)
Net expenses	27,195,813
Net investment income	47,885,457
Net realized gain (loss) on investment transactions	12,329
Net increase (decrease) in net assets from operations	47,897,786

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 47,885,457	$ 164,793,620
Net realized gain (loss)	12,329	245,752
Net increase (decrease) in net assets resulting from operations	47,897,786	165,039,372
Distributions to shareholders from: Net investment income: Deutsche Bank Alex. Brown Cash Reserve Prime Shares	(38,057,799)	(135,065,270)
Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares	(9,631,429)	(28,192,942)
Scudder Cash Reserve Prime Class A Shares	(172,134)	(327,361)
Scudder Cash Reserve Prime Class B Shares	(54,913)	(241,512)
Scudder Cash Reserve Prime Class C Shares	(2,431)	(25,475)
Quality Cash Reserve Prime Shares	(208,566)	(975,379)
Total Distributions	(48,127,272)	(164,827,939)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	18,093,925,189	32,128,229,715
Reinvestment of distributions	45,429,416	159,795,311
Cost of shares redeemed	(19,822,015,528)	(33,641,388,146)
Net increase (decrease) in net assets from Fund share transactions	(1,682,660,923)	(1,353,363,120)
Increase (decrease) in net assets	(1,682,890,409)	(1,353,151,687)
Net assets at beginning of period	5,129,433,375	6,482,585,062
Net assets at end of period (including undistributed (distributions in excess of) net investment income of ($198,790) and $158,140, respectively)	$ 3,446,542,966	$ 5,129,433,375

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0114	.0277	.0579	.0483	.0474
Less: Distributions from net investment income	(.0114)	(.0277)	(.0579)	(.0483)	(.0474)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.14	2.80	5.95	4.94	4.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	8,802	11,524	11,882	16,214	13,028
Ratio of expenses (%)	.63	.61	.61	.63	.63
Ratio of net investment income (%)	1.17	2.81	5.73	4.89	4.67

Class B
Years Ended March 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0041	.0202	.0505	.0406	.0400
Less: Distributions from net investment income	(.0041)	(.0202)	(.0505)	(.0406)	(.0400)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.41[a]	2.04	5.17	4.14	4.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	10,897	10,761	11,975	2,980	2,356
Ratio of expenses before expense reductions (%)	1.38	1.36	1.39	1.38	1.37
Ratio of expenses after expense reductions (%)	1.37	1.36	1.39	1.38	1.37
Ratio of net investment income (%)	.43	2.01	5.00	4.14	3.92
[a] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended March 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0041	.0202	.0515	.0115
Less: Distributions from net investment income	(.0041)	(.0202)	(.0515)	(.0115)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.41[b]	2.04	5.28	1.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	375	679	1,592	779
Ratio of expenses before expense reductions (%)	1.38	1.36	1.34	0.31*
Ratio of expenses after expense reductions (%)	1.37	1.36	1.34	0.31*
Ratio of net investment income (%)	.43	2.16	5.07	6.00*
[a] For the period January 18, 2000 (commencement of sales) to March 31, 2000. [b] Total return would have been lower had certain expenses not been reduced. * Annualized

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series (the `Series') is one of the three series the Fund offers to investors.

The Prime Series offers six classes of shares to investors: Deutsche Bank Alex. Brown Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), Quality Cash Reserve Prime Shares (`Quality Cash Shares') and Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Certain detailed information for Prime Shares, Class A, B and C Shares and Prime Institutional Shares is provided separately and is available upon request.Certain detailed information for Prime Shares, Quality Cash Shares and Prime Institutional Shares is provided separately and is available upon request.

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objectives and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

B. Valuation of Securities

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes all of its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series may make short term investments in repurchase agreements that are fully collateralized by US government securities. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Series and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2-Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion. Accordingly, for the year ended March 31, 2003, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.24% of the Fund's aggregate average daily net assets.

The Prime Series pays the Advisor an additional advisory fee that is calculated daily and paid monthly at the annual rate of 0.02% of its average daily net assets.

During the year ended March 31, 2003, ICCC was the Fund's accounting and transfer agent. The Fund paid the accounting agent a fixed fee of $13,000 on assets up to $10 million. On assets greater than $10 million, the Fund paid the accounting agent an annual fee based on its average daily net assets which was calculated daily and paid monthly. Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the Advisor, is responsible for the general accounting records and determining the daily net asset value per share of the Fund.

Effective December 16, 2002, Scudder Investments Service Company (`SISC'), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. The Prime Series paid the transfer agent a per account fee that is accrued daily and paid monthly. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (`DST'), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expenses of such delegations are borne by SISC, not by the Fund.

During the year ended March 31, 2003, ICCC voluntarily waived $1,504 and $70 of transfer agent fees for Class B Shares and Class C Shares, respectively.

During the year ended March 31, 2003, Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of ICCC, was the Fund's custodian. The Fund pays the custodian an annual fee, which is accrued daily and payable monthly (see Note 6).

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

Note 3-Distribution and Service Fees

As of August 17, 2002, Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. Prior to this date, the Fund's distributor was ICC Distributors, Inc. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares and Class A Shares average daily net assets, 0.60% of the Quality Cash Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Prime Series also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B Shares and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Fund does not pay fees on the Prime Institutional Shares.

The Prime Shares pays the Distributor a shareholder servicing fee, which is calculated daily and paid monthly at an annual rate of 0.07%. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares.

Note 4-Capital Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital shares were as follows (at net asset value of $1.00 per share):

Prime Series:	Year Ended March 31, 2003		Year Ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	12,024,358,045	$ 12,024,358,044	21,051,181,674	$ 21,051,181,674
Class A Shares	125,429,162	125,429,092	68,264,960	68,264,960
Class B Shares	10,936,596	10,936,597	9,355,858	9,355,858
Class C Shares	402,461	402,462	2,927,624	2,927,624
Prime Institutional Shares	5,825,254,848	5,825,254,848	10,881,071,233	10,881,071,233
Quality Cash Shares	107,544,397	107,544,146	115,428,366	115,428,366
		$ 18,093,925,189		$ 32,128,229,715
Reinvested:
Prime Shares	36,581,377	$ 36,581,378	132,472,386	$ 132,472,386
Class A Shares	132,199	132,199	254,852	254,852
Class B Shares	49,958	49,957	217,077	217,077
Class C Shares	1,934	1,934	20,583	20,583
Prime Institutional Shares	8,460,923	8,460,923	25,874,526	25,874,526
Quality Cash Shares	203,025	203,025	955,887	955,887
		$ 45,429,416		$ 159,795,311
Redeemed:
Prime Shares	(13,502,262,846)	$ (13,502,262,742)	(22,598,854,964)	$ (22,598,854,964)
Class A Shares	(128,282,478)	(128,282,478)	(68,877,650)	(68,877,650)
Class B Shares	(10,853,181)	(10,850,194)	(10,787,574)	(10,787,574)
Class C Shares	(708,506)	(708,510)	(3,860,866)	(3,860,866)
Prime Institutional Shares	(6,039,643,782)	(6,039,643,782)	(10,828,399,912)	(10,828,399,912)
Quality Cash Shares	(140,267,822)	(140,267,822)	(130,607,180)	(130,607,180)
		$ (19,822,015,528)		$ (33,641,388,146)
Net Decrease:
	(1,682,663,690)	$ (1,682,660,923)	(1,353,363,120)	$ (1,353,363,120)

In addition, Class A, B and C Shares were closed to investors as of August 19, 2002.

Note 5-Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2003	March 31, 2002
Cash Reserve-Prime Series Ordinary income*	$ 48,127,272	$ 164,827,939

At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Cash Reserve-Prime Series Undistributed ordinary income*	$ 1,044,023
Cash Reserve-Prime Series Capital loss carryforward	$ (19,600)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

At March 31, 2003, the Cash Reserve-Prime Series had a net tax basis capital loss carryforward of approximately $19,600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011, the expiration date, whichever occurs first.

Note 6-Other Information

On April 5, 2002, the Fund changed its name to Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. As a result, certain classes of the Fund have changed their names.

On February 24, 2003 and March 27, 2003, the Board of Directors approved changing the Fund's custodian to State Street Bank and Trust Company. Effective April 11, 2003, State Street is the Fund's custodian.

Report of Independent Accountants

To the Board of Directors of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. and Scudder Cash Reserve Prime Shares Class A, B and C Shareholders of the Prime Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of Prime Series (one of the portfolios constituting the Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., hereafter referred to as the "Fund") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for each of the fiscal periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2003

Tax Information (Unaudited)

Consult your tax advisor for state specific information.

Shareholder Meeting Results

A Special Meeting of Shareholders of Prime, Treasury and Tax-Free Series, each a series of Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (the "fund"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
	For	Withheld
Richard R. Burt	6,756,110,889	20,283,334
S. Leland Dill	6,756,559,423	19,834,800
Martin J. Gruber	6,756,723,407	19,670,816
Richard T. Hale	6,756,334,326	20,059,897
Joseph R. Hardiman	6,756,082,901	20,311,322
Richard J. Herring	6,757,065,151	19,329,072
Graham E. Jones	6,756,082,835	20,311,388
Rebecca W. Rimel	6,755,764,592	20,629,631
Philip Saunders, Jr.	6,757,066,630	19,327,593
William N. Searcy	6,756,524,659	19,869,564
Robert H. Wadsworth	6,756,730,118	19,664,106

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund, on behalf of the Prime Series, and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board who are not "interested persons."

Affirmative	Against	Abstain
4,725,345,125	18,960,874	26,366,750

Fund Directors

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[2] (April 1996 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	67
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[3] 7/17/45 Chairman since 2002 and Director since 1989	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[3] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[4] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); Formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992).

Charles A. Rizzo[4] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
4 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Notes

Notes

SCUDDER
INVESTMENTS

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Deutsche Asset Management

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